UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                October 31, 2000
                Date of Report: (Date of earliest event reported)



                     Computer Associates International, Inc.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-9247                  13-2857434
(State or Other Jurisdiction          (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



One Computer Associates Plaza, Islandia, New York                  11749
    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (631) 342-5224

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On October 31, 2000, Computer Associates International, Inc. ("Computer Associates") and Northrop Grumman Corporation ("Northrop"), completed the sale of all of the issued and outstanding stock of Sterling Software (U.S.) Inc. (known as Sterling's Federal Systems Group) for approximately $150 million in cash. On October 31, 2000, Northrop issued a press release, a copy of which is filed herewith as an Exhibit, announcing the completion of the transaction.


Item 7.  Financial Statements, Pro Forma
                  Financial Information and Exhibits.

         (a)      Not applicable
         (b)      Not applicable.
         (c)      Exhibits.

                           99.1     Press Release dated October 31, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Computer Associates International, Inc.


Dated:   November 6, 2000           By: /s/ Ira Zar
                                        ----------------------
                                        Ira Zar
                                        Senior Vice President and Chief
                                        Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.                     Exhibit

         9.1            Press Release dated October 31, 2000.